                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Enclosed you will find the Capstone Government Income Fund ("the Fund") semi-annual report for the period from December 1, 1996 to May 31, 1997.

                                  Performance:
                                  ------------

The U.S. credit markets were affected during this semi-annual period by robust economic growth and the belief that the Federal Reserve's Board of Governors would be forced to move to raise short-term interest rates in order to control inflationary pressures. Two-year Treasury notes started the period at a low of 5.60% and rose consistently to a high of 6.54% as the Federal Reserve did move to increase rates. After peaking in mid-April, two-year note yields fell to 6.20% by the end of May, as it appeared to market participants that the U.S. economy may be slowing somewhat from prior expectations, and with the continued absence of inflationary pressures, the Fed would opt to keep rates steady. Indeed, the Fed left overnight rates unchanged at their May meeting.

The Fund's managers have been sensitive to the potential risk of rising U.S. short-term interest rates and have maintained a relatively conservative investment posture. The Fund's weighted average maturity has been kept to approximately 1.0 years. Interest rate sensitivity has been minimized through the use of hedging strategies, like covered option writing. Additional returns have been sought through the use of callable agency securities which can be purchased at considerable spreads to Treasury notes of the same maturity.

Since the start of the Fund's current fiscal year, the net asset value has risen steadily. When combined with the annual distribution last December, the Fund has produced a 1.79% total rate of return, or 3.62% annualized. This compares with a 2.06% rise in the Ryan 2-Year Treaury Index (1) over the same period.

Please note that on January 13, 1997, the Fund elected to reverse split its shares by a 5:1 ratio. This action did not affect the value of an investor's holdings, but did serve to increase the price of a share five fold and enhance the Fund's overall liquidity.

                                   Dividends:
                                   ----------

The Fund has not made regular distributions of income since December 30, 1996, so as to minimize expenses and stabilize net asset values. As a result, the Fund accumulates all interest income and capital gains until the end of the calendar year, when it must distribute substantially all such earnings in order to retain its status as a regulated investment company. It is too early to predict the exact size of this year's distribution, but it will be consistent with the net return of the Fund's investment portfolio over the course of the entire year.

----------


(1) The Ryan 2-Year Treasury Index is an unmanaged index, commonly known as an "on-the-run" index because of the following characteristic. After an issue in the Index expires, it is replaced by a newer issue of the same dollar amount.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Management anticipates recommending to the Board of Directors that the shareholders of record as of December 29, 1997 receive the Fund's distribution for the year ending December 31, 1997. The Fund's net asset value would be adjusted downward the following business day to reflect the distribution. The payment of non-reinvested distributions would be made by the Fund's transfer agent in January 1998.

We thank you for your investment in the Fund and we are available to answer any questions. Please contact us at (800) 262-6631.

/s/ Edward L. Jaroski                        /s/ Howard S. Potter
---------------------------------            ----------------------------------
Edward L. Jaroski                            Howard S. Potter
President                                    Executive Vice President

                                                 CAPSTONE GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS - May 31, 1997(Unaudited)
--------------------------------------------------------------------------------

                              Principal                                                                Value         Percentage of
                                Amount                                                            (See Note 1-A)       Net Assets
                            ---------------                                                       ----------------  ----------------
           BONDS
           -----
     U.S. Government &          $ 1,750,000 FHLB Note, 5.700%, 4/15/98                            $      1,748,645         3.13%
    Government Agencies           1,700,000 FHLB Note, 5.800%, 1/23/98                                   1,700,369         3.04
                                 12,000,000 FHLB Note, 5.755%, 2/27/98                                  11,991,707        21.48
                                  6,000,000 FNMA Note, 5.690%, 3/13/98                                   5,993,460        10.73
                                  6,000,000 U.S. Treasury Note, 6.125%, 8/31/98                          6,009,378        10.76
                                                                                                  ----------------  ----------------

                                            Total U.S. Government (Cost $27,423,862)                    27,443,559        49.14

   Liability for Written
    Put Options on U.S.
      Treasury Notes
           0.00%

   5,000,000 par value,                     June 1997 at $108.00
   5.6250%, due 1/31/99                     (Premium Paid $9,766)                                           (5,400)       (0.00)
                                                                                                  ----------------  ----------------

        SHORT-TERM
        OBLIGATIONS
        -----------

   Repurchase Agreements         13,000,000 First Boston, 5.500%, 6/2/97 (dated 5/30/97)
                                            Collateralized by $13,135,000 Federal Farm Credit
                                            Bank, 5.450%, 3/3/98
                                            (Repurchase Proceeds $13,005,958)                           13,000,000        23.28

                                 12,504,000 Merrill Lynch, 5.470%, 6/2/97 (dated 5/30/97)
                                            Collateralized by $12,630,000 Federal Farm Credit
                                            Bank, 5.550%, 7/1/97
                                            (Repurchase proceeds $12,509,700)                           12,504,000        22.39

  U.S. Government Agency          2,500,000 Federal National Mortgage Assoc., 5.350%, 8/14/97            2,499,562         4.48
                                                                                                  ----------------  ----------------

                                            Total Short-Term Obligations
                                            (Cost $28,004,000)                                          28,003,562        50.15
                                                                                                  ----------------  ----------------

                                            Total Investments in Securities

                                            (Cost $55,418,096)(a)                                       55,441,721        99.29
                                                                                                  ----------------  ----------------

                                            Other Assets Less Liabilities                                  398,114         0.71
                                                                                                  ----------------  ----------------

                                            Net Assets, at values equivalent to $24.35 per share
                                            for 2,292,752 shares of $.001 par value shares
                                            outstanding                                           $    55,839,835        100.00%
                                                                                                  ================  ================

                 See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS - May 31, 1997(Unaudited)
--------------------------------------------------------------------------------
(a) At May 31, 1997, unrealized appreciation (depreciation) of securities based on Federal income tax cost is as follows:

                        Unrealized appreciation                 $  29,488
                        Unrealized depreciation                      (463)
                                                               -----------
                              Net unrealized appreciation       $  29,025
                                                               ===========

                                                 CAPSTONE GOVERNMENT INCOME FUND

STATEMENT OF ASSET AND LIABILITIES MAY 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:

      Investments in securities at market value (identified cost $55,418,096)(Note 1-A)              $ 55,441,721
      Interest receivable                                                                                 440,684
      Other assets                                                                                         29,430
                                                                                                     ------------

                   Total Assets                                                                        55,911,835
                                                                                                     ------------
LIABILITIES:
      Overdraft                                                                                             1,956
      Accrued administration fees                                                                          22,008
      Other accrued expenses                                                                               48,036
                                                                                                     ------------

                   Total Liabilities                                                                       72,000
                                                                                                     ------------

NET ASSETS:                                                                                          $ 55,839,835
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
      ($55,839,835/2,292,752 shares outstanding of $.001 par value, 200,000,000 shares authorized)   $      24.35
                                                                                                     ============

SOURCE OF NET ASSETS:
      Paid in capital                                                                                $ 59,242,381
      Undistributed net investment income                                                               3,350,856
      Accumulated net realized gains                                                                   (6,782,427)
      Net unrealized appreciation of securities and written options                                        29,025
                                                                                                     ------------

                                                                                                     $ 55,839,835
                                                                                                     ============

                 See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED MAY 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:

Interest Income                                                                               $ 1,665,706
                                                                                              -----------

        Expenses:
               Advisory fees (Note 2)                                                             120,072
               Administrative services (Note 2)                                                    32,218
               Distribution fees (Note 2)                                                          63,947
               Transfer agent fees                                                                 15,250
               Fund accounting fees                                                                 5,508
               Professional fees                                                                   15,325
               Directors' fees and expenses                                                         7,458
               Custodian fees                                                                         582
               Registration and filing fees                                                         3,729
               Miscellaneous                                                                        2,809
                                                                                              -----------

               Total Expenses                                                                     266,898
                                                                                              -----------

                     Net Investment Income                                                      1,398,808
                                                                                              -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain from security transactions                                              282,346
        Unrealized  appreciation (depreciation) of investments:
               Beginning of period                                              $   (34,222)
               End of period                                                         29,025
                                                                                -----------

                     Net increase in unrealized appreciation of investments                        63,247
                                                                                              -----------

                     Net realized and unrealized gain on investments                              345,593
                                                                                              -----------

                           Net increase in net assets resulting form operations                $ 1,744,401
                                                                                               ===========

                 See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS(Unaudited)
--------------------------------------------------------------------------------

                                                                        Six Months Ended        Year Ended
                                                                           May 31, 1997      November 30, 1996
                                                                        -----------------    -----------------
                                                                        (Unaudited)

OPERATIONS:
    Net investment income                                               $       1,398,808    $       2,458,569
    Net realized gain (loss) on investments                                       282,346             (154,720)
    Net increase (decrease) in unrealized appreciation of investments              63,247             (117,237)
                                                                        -----------------    -----------------
    Net increase in net assets resulting from operations                        1,744,401            2,186,612


DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ($0.11 per share)                                      (253,678)            (599,304)
                                                                        -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
    Increase (decrease) in net assets resulting from capital share
       transactions (Note 3)                                                  (25,121,077)          10,169,466
                                                                        -----------------    -----------------
             Total increase (decrease) in net assets                          (23,630,354)          11,756,774

NET ASSETS:

    Beginning of year                                                          79,753,971           67,997,197
                                                                        -----------------    -----------------
    End of year (including undistributed net investment income of
       $3,350,856 and $2,205,726, respectively)                         $      56,123,617    $      79,753,971
                                                                        =================    =================


                 See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - May 31, 1997(Unaudited)
--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies

     Capstone Government Income Fund (the "Fund") referred to as the "Fund" is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland Law on May 11, 1992.

     The current investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve this objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by engaging in certain income enhancement strategies. Because of the risks inherent in any investment program, the Fund cannot ensure that its investment objectives will be realized. The Fund changed its fiscal and tax year end from September 30 to December 31, commencing with December 31, 1991. The Fund changed its fiscal year end to November 30, commencing with November 30, 1995, but continues to maintain a December 31 tax year end.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Valuation of Investments - Debt securities (other than short-term obligations) including listed issues are valued at the mean between the bid and asked prices on the basis of valuations furnished by a pricing service. Over-the-counter options, which include both written and purchased options, are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). Short-term investments are valued at amortized cost which approximates value.

(B) Call and Put Options - When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The Fund, as the writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

     The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
(less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.

                                                 CAPSTONE GOVERNMENT INCOME FUND

(C) Repurchase Agreements - The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Corporation's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization of the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.

(D) Security Transactions and Investment Income - Security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income on investments is accrued daily. Premiums on securities purchased are amortized over the life of the respective securities and discounts are recharacterized to income, limited to the extent of any capital gain upon sale or maturity of the respective security. Realized gains and losses from security transactions are determined on the basis of identified cost.

(E) Federal Income Taxes - No provision is considered necessary for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including any net realized gains on sales of investments, and to qualify as a "regulated investment company" under the applicable section of the Internal Revenue Code. The Fund has approximately $6,870,000 of capital losses for Federal income tax purposes available to offset future taxable capital gains, if any, of which $508,400 expires in December 1996, $702,100 expires in December 1998, $1,207,900 expires in December 1999, $2,194,000 expires in December 2001,
$1,252,600 expires in December 2002, and $1,005,000 expires in December 2003.

(F) Share Transactions and Distributions to Shareholders - Fund shares are sold in continuous public offering at the net asset value. Transactions in Fund shares are recorded on the trade date. The Fund redeems its shares at the net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value.

     Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. The Fund files its tax return on a December 31 basis; all permanent book/tax differences are adjusted at that time.

(G) Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from the estimates.

Note 2 - Investment Advisory and Administration Fees and Other Transactions with Affiliates

     Capstone Asset Management Company ("CAMCO"), serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated May 11, 1992 between CAMCO and the Fund. Since May, 1992 New Castle Advisers, Inc. ("NCA") had served as Subadviser to the Fund pursuant to a Subadvisory Agreement between CAMCO and NCA. On January 1, 1996, Capstone Financial Services, Inc. ("CFS"), the parent company of the Adviser, acquired a majority interest in NCA, and NCA simultaneously resigned as subadviser to the Fund. The Fund therefore no longer has a separate subadviser. This change has had no effect on the management of the Fund or the advisory fees paid by the Fund, since fees to NCA were previously paid by the Adviser out of its fees from the Fund. The Adviser now retains the entire fee,

                                                 CAPSTONE GOVERNMENT INCOME FUND

which is computed daily and paid monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million.

     CAMCO also provides administrative services to the Fund pursuant to an Administrative Agreement. For these services, CAMCO is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets. Effective February 10, 1997, Fifth Third Bank serves as Fund Accountant.

     Investment advisory and administrative fees paid to CAMCO for the six months ended May 31, 1997 were $152,290.

     Pursuant to the Investment Advisory Agreement and the Administrative Agreement, CAMCO has agreed to reduce its fees on a pro rata basis (but not below zero) to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund. Due to recent Federal and state legislation, such state expense limitations are no longer applicable to the Fund.

     Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company ("CAPCO"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including, but not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include CAPCO itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. CAPCO is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to CAPCO may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. CAPCO is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the six months ended May 31, 1997, the Fund paid $63,947 in distribution expenses. Of this amount $44,145 was paid to Service Organizations other than CAPCO.

     CAMCO is an affiliate of CAPCO and both are wholly-owned subsidiaries of CFS. Certain officers and directors of the Fund, are also officers and directors of CAMCO, CAPCO, and CFS.

                                                 CAPSTONE GOVERNMENT INCOME FUND

Note 3 - Capital Stock

Transactions in capital stock were as follows:

                                                          Six Months Ended                  Year Ended
                                                            May 31, 1997                 November 30, 1996
                                                   ----------------------------    -----------------------------

                                                      Shares          Value           Shares           Value
                                                      ------          -----           ------           -----

Shares sold                                          6,355,348    $  99,298,620      25,642,220    $ 122,330,049
Shares issued to shareholders in reinvestment of
  distributions                                         48,422          231,939         120,724          568,610
                                                   -----------    -------------    ------------    -------------
                                                     6,403,770       99,530,559      25,762,944      122,898,659
Shares reacquired                                  (20,415,627)    (124,935,418)    (23,104,288)    (112,729,193)
                                                   -----------    -------------    ------------    -------------
Net increase                                       (14,011,857    $ (25,121,077)      2,658,656    $  10,169,466
                                                   ===========    =============    ============    =============


Note 4 - Purchases and Sales of Securities

For the six months ended May 31, 1997, the cost of purchases and proceeds from sales of securities other than short-term obligations aggregated $57,430,687 and $120,364,569, respectively.

                                                 CAPSTONE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS May 31, 1997
--------------------------------------------------------------------------------
 The following table sets forth the per share operating performance data for a share of captial stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                                                                  Eleven
                                                                Six Months          Year          Months
                                                                  Ended             Ended          Ended
                                                                 5/31/97           11/30/96      11/30/95(1)
                                                                ==========        ==========     ==========
                                                               (Unaudited)

Per Share Data(4)
Net asset value at beginning of period                          $    24.45        $    24.90     $    23.65

Income from investment operations:
       Net investment income                                          0.11              1.00           1.20
       Net realized and unrealized gain (loss) on investments        (0.10)            (0.05)          0.05
                                                                ----------        ----------     ----------

       Total from investment operations                               0.01              0.95           1.25

Less distributions from net investment income                        (0.11)            (1.40)          0.00
                                                                ----------        ----------     ----------


Net asset value at end of period                                $    24.35        $    24.45     $    24.90
                                                                ----------        ----------     ----------


Total Return                                                          0.04%             4.07%          5.29%

Ratios/Supplemental Data
Ratio of operating expenses to average net assets                     0.88%(3)          0.95%          0.77%(3)

Ratio of interest to average net assets                               0.00%(3)          0.00%          0.00%
                                                                ----------        ----------     ----------

Ratio of total expenses to average net assets                         0.88%(3)          0.95%          0.77%(3)
                                                                ==========        ==========     ==========

Ratio of net investment income to average net assets                  1.31%(3)          4.44%          5.56%

Portfolio turnover rate                                               8.80%           615.39%        309.66%

Net assets at end of period (in thousands)                      $   55,840        $   79,754     $   67,997



                                                                             Year Ended 12/31
                                                                ======---------------------------======
                                                                  1994           1993           1992
                                                                =========     ==========     ==========


Per Share Data(4)
Net asset value at beginning of period                          $   24.00     $    23.70     $    23.35

Income from investment operations:
       Net investment income                                         0.90           0.85           1.15
       Net realized and unrealized gain (loss) on investments       (0.60)         (0.05)         (0.30)
                                                                ---------     ----------     ----------

       Total from investment operations                              0.30           0.80           0.85

Less distributions from net investment income                       (0.65)         (0.50)         (0.50)
                                                                ---------     ----------     ----------


Net asset value at end of period                                    23.65     $    24.00     $    23.70
                                                                ---------     ----------     ----------


Total Return                                                         1.13%          3.32%          3.55%

Ratios/Supplemental Data
Ratio of operating expenses to average net assets                    0.87%          0.93%          0.92%

Ratio of interest to average net assets                              0.00%          0.00%          0.04%
                                                                ---------     ----------     ----------

Ratio of total expenses to average net assets                        0.87%          0.93%          0.96%
                                                                =========     ==========     ==========

Ratio of net investment income to average net assets                 4.20%         33.64%          4.69%

Portfolio turnover rate                                            285.13%        596.36%        633.41%

Net assets at end of period (in thousands)                      $8,705.00     $   33,795     $   29,847

(1)      Based on average shares outstanding determined daily.
(2) Selected per share data and ratios including total return have not been annualized.
(3)      Annualized.
(4)      Adjusted for reverse 5:1 stock split on January 13, 1997.

                 See Accompanying Notes to Financial Statements

                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                  May 31, 1997
--------------------------------------------------------------------------------


DIRECTORS                                 OFFICERS
---------                                 --------

Edward L. Jaroski                         Edward L. Jaroski
                                                President
James F. Leary
                                          Howard S. Potter
John R. Parker                                  Executive Vice President

Bernard J. Vaughan                        Dan E. Watson
                                                Executive Vice President

                                          John M. Metzinger
                                                Vice President

                                          Linda G. Giuffre
                                                Treasurer

                                          Iris R. Clay
                                                Secretary

                                          Norma R. Ybarbo
                                                Assistant Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER                              TRANSFER AGENT
------------------                              --------------

Capstone Asset Management Company               FPS Services, Inc.
5847 San Felipe                                 3200 Horizon Drive
Suite 4100                                      P. O. Box 61503
Houston, TX  77057                              King of Prussia, PA  19406-0903
                                                1-800-845-2340

ADMINISTRATOR                                   CUSTODIAN
-------------                                   ---------

Capstone Asset Management Company               Fifth Third Bank, N.A.
5847 San Felipe                                 Fifth Third Center
Suite 4100                                      38 Fountain Square Plaza
Houston, TX  77057                              Cincinnati, OH  45263


UNDERWRITER                                     AUDITORS
-----------                                     --------

Capstone Asset Planning Company                 Tait, Weller & Baker
5847 San Felipe, Suite 4100                     Two Penn Center Plaza, Suite 700
Houston, TX  77057                              Philadelphia, PA  19102-1707
1-800-262-6631

--------------------------------------------------------------------------------

                               Semi-Annual Report
                                  May 31, 1997

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                    CAPSTONE
                                   GOVERNMENT
                                     INCOME
                                      FUND

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                     [LOGO]
                                  A Member Of

                               THE CAPSTONE GROUP

                                of Mutual Funds

--------------------------------------------------------------------------------



                   [LOGO] THE CAPSTONE GROUP OF MUTUAL FUNDS
================================================================================


--------------------------------------------------------------------------------
EQUITY

     *CAPSTONE GROWTH FUND, INC.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIXED INCOME

     *CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL/GLOBAL


     *CAPSTONE NIKKO JAPAN FUND
     *CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

  For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive a prospectus.
           Please read it carefully before you invest or send money.

  This publication must be accompanied or preceded by a current prospectus for
                        Capstone Government Income Fund.


                        CAPSTONE ASSET PLANNING COMPANY
                          5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631



CAPSTONE GOVERNMENT INCOME FUND
  5847 SAN FELIPE, SUITE 4100
      HOUSTON, TX 77057